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                         AMENDMENT TO EMPLOYMENT AGREEMENT
                              AS AMENDED APRIL 1, 1998


1) Change title of Chief Executive Officer to Executive Vice President for Strategic Business Affairs.

2) 300,000 shares as previously granted for future performance vesting monthly over four (4) years.

3) Target bonus for the 1st 3 Quarters @ $60,0000 (annualized) and the 4th Quarter at $15,000 (annualized). Thereafter at $15,000 annually and/or may be determined by the Board of Directors.

     A bonus will not be paid if the company does less than 75% of plan pre-tax/interest. Between 75% and 100% of plan, the bonus is paid pro-rata. Above plan, the company will accrue 5% of the incremental pre-tax profits, all or some of which the Board will distribute in its discretion.






                                        Imaging Technologies Corporation


                                        By: /s/ [ILLEGIBLE]  /s/ Brian Bonar
                                           ----------------------------------

                                        Title:  Chairman         CEO
                                              -------------------------------


                                         /s/ Edward W. Savarese
                                        -------------------------------------
                                        Edward W. Savarese